Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Martin M. Ellen, Executive Vice President and Chief Financial Officer of Dr Pepper Snapple Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the Amendment No. 1 to Quarterly Report on Form 10-Q of the Company for the second quarterly period ended June 30, 2013, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin M. Ellen
Date: February 28, 2014	Martin M. Ellen
Executive Vice President and Chief Financial Officer of Dr Pepper Snapple Group, Inc.